UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM N-CSR
                         Certified Shareholder Report of
                   Registered Management Investment Companies

                  Investment Company Act File Number: 811-04692



                       Emerging Markets Growth Fund, Inc.
               (Exact Name of Registrant as specified in charter)

                    11100 Santa Monica Boulevard, 15th Floor
                          Los Angeles, California 90025
                    (Address of principal executive offices)




       Registrant's telephone number, including area code: (310) 996-6000

                     Date of fiscal year end: June 30, 2005

                   Date of reporting period: December 31, 2004





                                Vincent P. Corti
                           Capital International, Inc.
                    11100 Santa Monica Boulevard, 15th Floor
                          Los Angeles, California 90025
                     (name and address of agent for service)


                                   Copies to:
                                 Rob Helm, Esq.
                                   Dechert LLP
                               1775 I Street, N.W.
                            Washington, DC 20006-2401
                          (Counsel for the Registrant)

ITEM 1 - Reports to Stockholders

[logo - Capital International(SM]

[cover: global map]

Emerging Markets Growth Fund(SM)

Seeking long-term growth of capital by investing in companies operating in developing countries around the world

Semi-annual report for the six months ended December 31, 2004

DEAR SHAREHOLDERS:

Emerging markets equities posted solid gains in the six-month period, supported by robust economic growth in many economies and solid corporate earnings. Stocks rebounded from a slide in the second quarter of 2004. For the six-month period ending December 31, 2004, the Emerging Markets Growth Fund rose 24.3% with dividends reinvested. The MSCI Emerging Markets Index gained 26.8% with net dividends reinvested.

Stock gains were broad-based, with only the technology and health care sectors trailing the broad market. Shares of financial, consumer discretionary and industrial companies did well across several markets. Banks, which typically are closely linked to their local economies, saw shares rise.

From a regional perspective, Latin American stocks performed the best in the six-month period, paced by rising oil and materials prices and stellar results in the large markets of Brazil and Mexico. Asian markets were held back by weak Chinese stocks. Markets in South Korea and Taiwan rose, but mixed results within the technology sector weighed on them.

MARKETS REVIEW

Inflation-targeting regimes gained credibility across markets, including in countries like Brazil and Turkey that have had a history of runaway inflation. This contributed significantly to restraining long-term borrowing rates and strengthening currencies. Currency appreciation accounted for about 35% of the market's total return. Many governments shielded consumers from the full brunt of high oil prices. Thanks to supportive macroeconomic policies, exports and industrial production regained some momentum. The annualized GDP growth rate for emerging markets was 6.5% in 2004, compared to 3.2% for developed markets, according to figures compiled by J.P. Morgan Chase. Against this backdrop, corporate profit growth was generally strong, supporting stock market gains. In the aggregate, profits for the companies in the MSCI EM Index grew 26% in their most recent fiscal year over the prior year.

[Begin Sidebar]
EMGF total returns vs. MSCI Emerging Markets Index for periods ended 12/31/04
 (with distributions reinvested)

                                   Emerging                                  MSCI
                                    Markets                              Emerging
                                Growth Fund                               Markets
                                     (EMGF)          Annualized             Index*          Annualized

6 months                             +24.3%                 --%              +26.8%                --%
12 months                            +20.7                  --               +25.6                 --
3 years                              +64.8               +18.1               +83.6              +22.4
5 years                             +  9.8               + 1.9               +24.0             +  4.4
10 years                             +73.9              +  5.7               +36.9             +  3.2
Lifetime                          +1,789.0               +17.1                  --+                --+
     (since 5/30/86)

*Returns shown for the MSCI Emerging Markets Index reflect gross dividends through December 31, 2000, and net dividends thereafter. The index is unmanaged and does not reflect sales charges, commissions or expenses.
+ The MSCI Emerging Markets Index did not start until December 31, 1987. [End Sidebar]

[Begin Sidebar]
FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF RESULTS IN FUTURE PERIODS. CURRENT AND FUTURE RESULTS MAY BE LOWER OR HIGHER THAN THOSE SHOWN. SHARE PRICES AND RETURNS WILL VARY, SO INVESTORS MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. FOR THE MOST RECENT MONTH-END RESULTS, PLEASE CALL 800/421-0180, EXT. 96245. INVESTING
OUTSIDE THE UNITED STATES, ESPECIALLY IN DEVELOPING MARKETS, IS SUBJECT TO ADDITIONAL RISKS. THESE INCLUDE CURRENCY FLUCTUATIONS, POLITICAL INSTABILITY, MARKET VOLATILITY AND INVESTMENT RESTRICTIONS, WHICH ARE DETAILED IN THE FUND'S PROSPECTUS.
[End Sidebar]

In Brazil, stocks rose 54%. GDP grew 6% in the third quarter over the same period the prior year. The cyclical recovery and job expansion helped lift the popularity of President Luiz Inacio Lula da Silva, who was able to push through some reforms on pensions for public sector employees. The central bank remained hawkish on inflation and began a new monetary tightening cycle in September.

Mexican equities rose 29%. The country's Congress made some progress toward social security reform and the economy grew, supported by exports. Argentina's negotiations with private creditors on its defaulted debt made some headway, although the country's offer to pay 30 cents on the dollar has yet to receive wide acceptance.

Asian economies were generally strong, but stock gains were mixed across the region. Chinese equities rose 14% but trailed other major markets as the government took steps to curtail credit growth in an attempt to prevent the economy from entering an inflationary spiral. After raising capital reserve requirements earlier in the year, China announced the first interest rate hike in nine years. Investors questioned corporate profitability and the government's ability to steer the economy, and repercussions were felt in materials and other industries worldwide.

Indian equities staged an impressive rebound from a mid-year slide. Stocks rose 45% as the Congress Party-led coalition government set in place pro-market policies after taking power in May. These included privatization, the continuation of structural reforms begun by the previous regime and a conservative monetary policy. Sustained economic growth and solid corporate earnings reports also contributed to the stock rally. Information technology stocks were strong, benefiting from robust revenue and profit growth.

[Begin Sidebar]
10 largest equity holdings

                                                                      Percent of gain/loss
                                                Percent of             for the six months
                                               net assets as             ended 12/31/04*
                                                of 12/31/04             (in U.S. dollars)

Samsung Electronics                                 6.1%                       5.7%
America Movil                                       3.2                       44.0
Sasol                                               2.0                       39.1
Infosys Technologies                                1.9                       61.0
Kookmin Bank                                        1.8                       25.7
Itausa                                              1.8                       49.1
Hon Hai Precision                                   1.7                       43.2
Taiwan Semiconductor                                1.7                       10.4
Unibanco                                            1.6                       60.5
Telekomunikasi Indonesia                            1.6                       32.2
Total                                              23.4%

*The percent change reflects the increase or decrease in the market price per share of respective equity securities held in the portfolio for the entire period. The actual gain or loss on the total position in the fund may differ from the percentage shown.
[End Sidebar]

In South Korea, two interest rate cuts injected some life into a lackluster economy. Industrial production and exports rose in November, although household spending remained cautious. Bank shares climbed from depressed levels as their low valuations and steady progress in slimming down bad loan portfolios attracted investors. Telecommunications stocks were strong, while technology shares lagged. Samsung Electronics and LG Electronics reported solid earnings, but investors worried about sustainability of demand. A joint venture between LG and Philips Electronics made a US$1 billion IPO.

[Begin Sidebar]
WHERE THE FUND'S ASSETS ARE INVESTED

                                                                                       MSCI EM               Market value
                                                Percent of net assets                  Index(1)              of holdings
                                                                                                               12/31/04
                                        12/31/03       6/30/04     12/31/04      6/30/04     12/31/04       (in thousands)
Asia-Pacific
China                                      3.2%          3.4%         3.5%         8.5%         7.7%          $  565,918
Hong Kong                                   1.0          1.1          1.5           --           --              234,577
India                                      13.7         10.6         10.2          4.9          5.7            1,638,321
Indonesia                                   3.0          3.0          2.6          1.7          1.9              421,636
Malaysia                                    3.2          5.4          5.4          4.5          3.9              874,356
Philippines                                  .6           .4           .3           .5           .5               55,827
Singapore                                    --           .1           .1           --           --               14,597
South Korea                                18.5         18.0         17.6         18.7         17.7            2,823,170
Taiwan                                     10.3         10.0         10.5         11.9         14.0            1,684,996
Thailand                                    1.3           .7           .6          2.7          2.5              102,594
Vietnam                                      .1           .1           .1           --           --                9,939
                                           54.9         52.8         52.4         53.4         53.9            8,425,931
Latin America
Argentina                                    .6           .6           .6           .5           .5               90,729
Brazil                                     11.0          9.8         11.8          8.0          9.6            1,901,605
Chile                                       1.0          1.4          1.2          1.9          1.9              187,527
Colombia                                     .3           .3           .3           .1           .2               50,901
Ecuador                                      --           --           --           --           --                2,010
Mexico                                      9.3          9.8          8.7          6.3          6.4            1,397,302
Peru                                         .5           .3           .1           .5           .5               23,756
Venezuela                                    .3           .4           .4           .2           .2               69,075
                                           23.0         22.6         23.1         17.5         19.3            3,722,905
Eastern Europe
Bulgaria                                     --           --           --           --           --                1,262
Croatia                                      .3           .3           .2           --           --               26,891
Czech Republic                               .4           .7           .9           .7           .8              145,711
Hungary                                     1.1          1.6           .9          1.3          1.6              144,511
Kazakhstan                                   --           --           --           --           --                3,553
Poland                                       .8           .7           .4          1.4          2.0               70,656
Russia                                      6.0          6.4          3.2          4.5          3.5              509,944
Ukraine                                      --           --           --           --           --                  636
                                            8.6          9.7          5.6          7.9          7.9              903,164
Other markets
Canada(2)                                    .7           .6           .8           --           --              132,980
Dominican Republic                           --           --           --           --           --                5,353
Egypt                                        .2           .4           .3           .3           .4               52,215
Israel                                       .5           .8          1.8          4.6          3.7              289,832
Morocco                                      --           --           .1           .2           .3                8,827
South Africa                                4.8          8.0          7.7         14.2         12.4            1,240,549
Sweden(2)                                    --           --           .1           --           --               21,906
Turkey                                      2.0          1.7          2.5          1.5          1.8              394,684
United Kingdom(2)                           2.3           .4           .1           --           --                8,357
United States of America(2)                  .1           .1           .1           --           --               10,849
                                           10.6         12.0         13.5         20.8         18.6            2,165,552
Multinational                                .4           .5           .4                                         60,559
Other(3)                                     .8           .7          1.4                                        230,594
Cash & equivalents
     less liabilities                       1.7          1.7          3.6                                        571,317
Total net assets                          100.0%       100.0%       100.0%                                   $16,080,022

(1) MSCI Emerging Markets Index also includes Jordan (0.2% at 6/30/04 and 12/31/04) and Pakistan (0.2% at 6/30/04 and 0.1% at 12/31/04).
A dash indicates that the market is not included in the index.
Source: MSCI Red Book.
(2) Includes investments in companies incorporated in the region that have significant operations outside the region.
(3) Includes stocks in initial period of acquisition.
[End Sidebar]

Taiwan's market was hurt by its heavy weighting in technology shares, although other areas did well on the back of a strengthening domestic economy. Opposition parties won a majority in legislative elections. MSCI announced that it would increase Taiwan's weighting in the MSCI EM Index to the full weighting of its free float by May 2005.

[Begin Sidebar]
PERCENT CHANGE IN KEY MARKETS(1)

                                       Six months
                                     ended 12/31/04
                                Expressed        Expressed
                                 in U.S.         in local
                                 dollars         currency
Asia-Pacific
China                             14.2%            13.8%
India                             45.2             37.3
Indonesia                         49.3             47.4
Malaysia                          11.3             11.3
Pakistan                          12.1             14.6
Philippines                       15.6             15.5
South Korea                       20.8              8.2
Taiwan                            12.2              5.7
Thailand                          14.4              8.7

Latin America
Argentina                         37.2             37.8
Brazil                            54.5             32.5
Chile                             32.6             15.8
Colombia                          70.6             49.0
Mexico                            29.3             25.0
Peru 13.3                          8.8
Venezuela                         16.5             15.5

Eastern Europe
Czech Republic                    59.4             36.0
Hungary                           48.3             30.0
Poland                            44.6             17.1
Russia                             2.3               --(2)

Other markets
Egypt                             83.6             80.1
Israel                             0.6             -2.5
Jordan                            50.0             50.0
Morocco                           11.5              1.8
South Africa                      40.9             27.8
Turkey                            54.3             40.2

Emerging Markets
     Growth Fund                  24.3

(1) Including reinvestment of net dividends. All indexes are compiled by Morgan Stanley Capital International and are unmanaged.
(2) Index is quoted in U.S. dollars only.
[End Sidebar]

Indonesian stocks rose 49%, partly buoyed by investor enthusiasm over the election of opposition leader Susilo Yudhoyono as the country's new president. Malaysia and Thailand lagged the broader markets. The powerful tsunami that hit many countries in Southeast Asia in late December left death and destruction in its wake. However, the financial damage was contained by the fact that industrial areas are generally located away from the coast.

The small  stock  markets of  Eastern  Europe --  Hungary,  Poland and the Czech
Republic -- made spectacular gains, with investors focusing on their higher economic growth rates compared to old Europe, and entry into the European Union in May 2004.

Investor sentiment in Russia was shaken by government actions against YUKOS Oil that culminated in the December auction of Yukos' main oil producing unit, Yuganskneftegaz, at a price that was widely viewed as far below the unit's intrinsic market value. The government also assessed Yukos with back taxes and penalties in excess of US$25 billion. Tax claims exceeded the company's total revenue for some of the delinquent years. Investors and western governments saw the Kremlin's sale of Yuganskneftegaz as a renationalization of key energy assets.

South African stocks rose sharply, with domestically oriented companies rising on the back of the improving domestic economy. Mining stocks were weak; their profit margins were hurt by the strong rand, which appreciated 10% against the U.S. dollar in the period and 19% for the whole of 2004. Harmony Gold Mining made an unsolicited takeover bid for rival Gold Fields, a move that, if successful, would create the world's largest gold producer. In Turkey, stocks rose as optimism grew over Turkey's future entry into the European Union. On the economic front, inflation dropped below 10%, and expectations rose that the central bank might be able to steadily reduce interest rates by a substantial margin in 2005.

PORTFOLIO REVIEW

The fund made strong gains in the six-month period but nevertheless lagged the results of the benchmark. The fund benefited from investments in India, Mexico and Turkey, while results were hurt by holdings in Russia, particularly our investment in YUKOS Oil, and by not having enough exposure to South Africa.

Our large investments in banks and telecommunications services contributed to returns. Our decision to hold large positions in the Indian technology services area paid off, as these stocks rose 55%. However, shares of technology hardware companies did not keep pace. The underexposure to materials was also detrimental.

Given the strong performance of emerging markets over the last couple of years, we have maintained the fund's large investments in sectors with more stable earnings, including consumer staples and telecommunications. We acted on the belief that, in addition to protection from a potential downturn, companies with stable earnings growth are currently selling at historically attractive valuations. For instance, we increased our investment in Bharti Tele-Ventures in India.

We have also held on to our large exposure to technology companies, as we see the share prices as attractive compared to their growth prospects. Many
technology   companies  in  Asia,   such  as  Samsung   Electronics  and  Taiwan
Semiconductor Manufacturing, are leaders in their industries. We remain underinvested in cyclical areas such as materials, as commodity prices have been quite high. Also, China has accounted for a large part of incremental demand, driving prices higher, and any slowdown in that economy would negatively impact commodity prices.


These decisions produced mixed results for the recent six-month period. The underexposure to materials hurt the fund's performance relative to the benchmark, as materials stocks rose more than 30%. We did not invest in many commodity and steel stocks, which saw share prices rise. We have been underinvested in South Africa, where stocks of companies oriented to the domestic economy rose substantially. Shares of South African mining companies fared less well, as their profits were hurt by the appreciation of the rand. We have been less optimistic about prospects for the South African economy, which has grown at a less than 4% growth rate compared to the average 6.5% for emerging markets in the aggregate.

The other factor that hurt results was our investment in YUKOS Oil, which was the single-largest detractor to returns. Yukos was among the largest Russian oil companies, with reserves that matched some of the major Western oil companies. We had avoided Yukos for many years due to concerns about its management's focus on short-term gains. However, we started investing in the company in 2003 after a change in management. We believed that although the Russian government was pressing charges to collect taxes owed for prior years, it would pursue its case through the courts. Instead, authorities seized the main oil-producing unit of Yukos and sold it very cheaply to a state-controlled company, essentially re-nationalizing part of the company. We had believed that the Putin administration, which had been following a more liberal economic agenda, would not take private assets in a way that hurt minority shareholder rights. The shares of Yukos fell precipitously in the period in response to the government's actions, significantly reducing the value of our investment.

Among the positive contributors, the large exposure and stock selection in telecommunications paid off handsomely. America Movil and Telekomunikasi Indonesia were among the fund's top contributors. These companies have strong balance sheets. We believe they also have good growth prospects as mobile phone use in their markets of operation is in the early stages and is fast-expanding.

Within technology, shares of technology service companies in India surged, and Infosys Technologies was the fund's top contributor for the period. However, shares of hardware companies in South Korea and Taiwan had mixed results. Our stock selection in the sector was strong, and many of our investments performed well, including Hon Hai Precision, LG.Philips and ASUSTeK Computer. Nevertheless, Samsung Electronics and Taiwan Semiconductor Manufacturing lagged the broader markets, even though they both posted strong earnings.

Financials is another area in which we have recently built up a large exposure. The fund has invested heavily in banks in India, Brazil, South Korea, Taiwan, Turkey and Hungary. Most of our financial holdings had good results. Consumer staples as a sector performed well, but some of our holdings had less than stellar performance. The fund's investments in Brazilian beer producer AmBev, Wal-Mart de Mexico and HM Sampoerna in Indonesia did well, but Wumart Stores in China and a few other holdings did not.

On a country basis, the fund benefited from its large exposure to India, where stocks rebounded from the mid-year slide in the wake of the elections, rising 45%. The large exposure to Mexico, where stocks benefited from an up-tick in the economy, was also supportive. The underexposure to China helped. Stocks there trailed the emerging markets composite by a wide margin as government attempts to cool the economy tempered investor enthusiasm.

OUTLOOK
The positive backdrop of brisk U.S. economic growth, easy liquidity, moderate inflation and high energy and commodity prices that have seen emerging markets equities make substantial gains for two consecutive years is unlikely to last. We expect that over the short term global economic growth will be sustained but more modest than before, that U.S. monetary policy will be less accommodative and the dollar could well weaken further. In the past, these conditions have led to a decline in emerging markets equities, partly because many developing countries have been heavily dependent on exports to the United States, and on loans borrowed in international markets at interest rates linked to the United States.

Since the Asian currency crisis of 1997-98, many of the macroeconomic imbalances that often led to crises in the past have been addressed. Hence, emerging markets are less vulnerable to the economic cycles of the United States and other major economies. Many Asian countries have huge foreign exchange reserves and floating currency regimes. Their borrowing needs are limited and are met domestically due to the high savings rate of many Asian societies. The progress in Latin America is more recent but nevertheless appears to be sustainable, and has led to lower bond yields and more stable currencies. The growth of a middle class has given domestic economies a lot of dynamism, lessening their dependence on exports. Overall, these economies are growing at a much faster rate than their developed peers. Not surprisingly, then, corporate earnings have been quite strong in the aggregate in many markets as companies benefit from sustained demand growth. South Korea was one of the few economies to suffer from a decline in consumer demand following a consumer credit bubble.

Over the long term, emerging markets should be able to continue to advance, and with fewer shock events. The volatility of returns is also likely be lower. However, in the short term, a spike in inflation or substantially higher interest rates could well lead to a tightening of global liquidity and increased risk-aversion, hurting the emerging markets. A potential slowdown in China is another risk. With this in mind, the fund continues to emphasize investments in high-quality companies with strong cash flow, healthy balance sheets, rising dividends, steady earnings and good growth prospects. We find many of these companies in the consumer staples area, which remains our largest exposure relative to the index, and also among telecommunications companies.

We look forward to reporting to you in another six months.

Sincerely,

/s/ Robert Ronus

Robert Ronus
Chairman of the Board

/s/ Shaw B. Wagener

Shaw B. Wagener
President

December 31, 2004

THE INVESTMENT LANDSCAPE

The geographic  concentrations of assets found in Emerging Markets Growth Fund's
(EMGF) portfolio rarely reflect a predetermined decision to concentrate our investment in a particular country or region. More often, these concentrations result from buy-and-sell decisions made stock by stock, based on intensive, proprietary research. While the emphasis of that research is on companies, EMGF's portfolio managers and analysts also keep a close eye on political and macroeconomic considerations that can affect our holdings. Here is our view of the investment landscape in the fund's five largest areas of concentration for the six-month period ended December 31, 2004. The five account for 59% of net assets. (Percentage changes for markets and stock prices are in U.S. dollars and are for the six-month period ended December 31, 2004, unless otherwise noted.)

SOUTH KOREA (17.6% of net assets)

South Korean stocks rose 21%. The central bank cut interest rates twice, bringing the key rate down to 3.25% in an attempt to stimulate a lackluster domestic economy that is still recovering from the aftereffects of a consumer credit bubble. The monetary easing appeared to have some impact. Industrial production and exports rose in November, although household spending remained cautious.

South Korean President Roh Moo-hyun's position appeared stronger in recent months after being reinstated by a Constitutional Court following his impeachment. His party won seats in legislative elections and obtained a majority.

Bank shares climbed from depressed levels as their low valuations and steady progress in slimming down bad loan portfolios attracted investors. Among the fund's holdings, Shinhan Financial shares advanced 55%, while Kookmin Bank gained 26%. Several Western banks showed interest in Korean banks.

Technology shares lagged the Korean market. Samsung Electronics and LG Electronics reported solid earnings, but investors questioned whether end demand for semiconductors and other technology products could be sustained over the next few years. Investors also worried about margin erosion in the flat-panel TV business as several new factories were expected to come on stream in South Korea and other parts of Asia. Nevertheless, a joint venture between LG and Philips Electronics of the Netherlands made a US$1 billion IPO.

Utilities and materials shares had very strong results. Overall, at the price-to-earnings (P/E) ratio of 8.2 as of December 31, 2004, the South Korean market remained one of the cheapest in the emerging markets.

BRAZIL (11.8% of net assets)

A combination of positive macroeconomic policies and sustained earnings growth at many companies lifted Brazilian stocks 54% in the period, making it the second-best performing market in the region behind Colombia. The period saw an overall reduction in Brazilian country risk, with the average yield on Brazilian bonds declining from under 12% at the end of June to less than 9% at the end of December. The real appreciated 17% against the U.S. dollar.

Investors have been impressed with the government's ability to reduce vulnerability to external financial shocks, due in large part to the government focusing on paying down foreign currency debt and making debt dynamics much less vulnerable to swings in the foreign exchange rate. Exports have also been rising, and the strong demand in commodities was only one component of the growth in trade.

Brazil's central bank has gained credibility as being vigilant against inflation. After keeping rates steady for most of the year, the central bank began another monetary tightening cycle in September due to concerns over incipient inflation, partly from higher oil prices.

Brazil's growth rate, estimated at 5.1% in 2004, was slower than many other emerging markets, but many companies such as banks and commodity exporters have managed to grow earnings in the double digits. As of the end of the year, the market's overall valuation, at a P/E ratio of about 11 even after the recent rally, makes it cheaper compared to the overall emerging markets. The economic expansion and gradual job growth have lifted the popularity of President Luiz Inacio Lula da Silva.

In the recent period, shares of banks and materials companies had among the best results. Shares of Unibanco, a large fund holding, rose 61%, while shares of iron ore exporter Cia Vale do Rio Doce, another large fund investment, climbed 86%. In corporate news, Unibanco announced it would sell its stake in Credicard, Brazil's largest credit card issuer, to Banco Itau and Citigroup, the remaining partners in the joint venture. The sale will help Unibanco shore up its capital base.

TAIWAN (10.5% of net assets)

The heavy weighting of technology shares in the MSCI Taiwan Index held back performance to some extent, although it still rose 12%. Shares of industrial and materials companies, including manufacturers of plastics and metals, had strong results as the domestic economy continued to grow.

Within technology, stocks had mixed results. Shares of some companies such as VIA Technologies and Taiwan Semiconductor Manufacturing did not fare as well, but other companies that have moved production to China made strong gains. These included ASUSTeK Computer and Hon Hai Precision.

Domestically oriented firms benefited from a recovering economy. GDP growth in 2004 was 5.9%, buoyed by strong private investment. The banking system, which was weighed down by bad loans three or four years ago, is looking a lot healthier. The ratio of non-performing loans in the banking system fell to 3.5% at the end of the year from 8.3% in 2001.

The political atmosphere remains turbulent. President Chen Shui-bian toned down his rhetoric about formal independence from China, from which the island separated in 1949. Opposition parties won seats in legislative elections, underscoring the increasing unpopularity of the president's strident approach to the issue of the Taiwan-China relationship. An agreement on charter flights for the Lunar New Year holiday was, however, one positive sign of more pragmatic and calmer relations between China and Taiwan.

On a valuation basis, as of December 31, 2004, Taiwanese equities were cheap at a P/E ratio of 12.4, near a nine-year low. Meanwhile, MSCI announced it would increase Taiwan's weighting in the MSCI EM Index in two stages to be completed by May 2005, which drew some investor interest into the market.

INDIA (10.2% of net assets)

Indian markets enjoyed a strong six-month run, rising 45% in a rebound from the mid-year slide in the wake of parliamentary elections. The Congress Party coalition government led by Prime Minister Manmohan Singh, a former finance minister and central bank governor, set out a broad policy agenda that took a measured pace toward privatization. It persisted with many of the pro-market economic policies of the previous Bharatiya Janata party regime, such as electricity sector reform, which assured investors.

The Indian economy maintained cyclical momentum, growing at 6.6% in the second quarter (July to September) of its fiscal year. Inflation dipped to below 6.5% after having risen above 7% earlier in the year, and foreign exchange reserves were at a record high of $131 billion.

The government sold a 10% stake in the National Thermal Power Corp., showing its willingness to continue to reduce investments slowly in public sector enterprises. It also put out tender offers for the modernization of the country's major airports.

Technology, utility and financial stocks had among the best results for the six-month period. Shares of technology companies were supported by revenue and earnings growth of close to 50%. Utilities benefited from ongoing government attempts at privatization and rationalization of the industry. Shares of Bharat Heavy Electricals rose 61% in the period on investor optimism about prospects for growth in the power generation area. Meanwhile, shares of financial companies rose on what appeared to be a consensus view that bank earnings would continue to be powered by expansion in consumer loans as well as increased corporate borrowing on the one side and improved asset quality on the other. Shares of ICICI Bank rose 61%, and those of HDFC Bank rose 57%.

MEXICO (8.7% of net assets)

The MSCI Mexico Index gained 29% during the six-month period. The Bolsa, the domestic stock exchange, touched an all-time high in December.

The Mexican economy continued to improve in the second half of 2004, helped in part by sustained growth in the United States and strong oil prices. Foreign currency reserves are at a record high and the government has taken advantage of the upswing in oil revenue to reduce foreign debt. Banco de Mexico, the country's central bank, maintained a hawkish stance that reflected its concerns about above-target inflation. It increased its "corto" monetary policy tool nine times in 2004, which pushed interest rates on 28-day government paper from under 5% in 2003 to 9% at the end of 2004. Inflation peaked in November at 5.4% and appears to be improving.

The government made some progress on social security reform. But by and large, the country remained in political gridlock and the bounce in the economy eased pressure for government action. The latest squabble between the opposition PRI (Partido Revolucionario Institucional) and the PAN (Partido Accion Nacional) of President Vicente Fox was over the federal budget. A number of expenditure items in the budget were in limbo pending a decision by the Supreme Court on whether the president has budget veto authority. No major political initiatives were expected until after the presidential elections scheduled for July 2006.

Industrial stocks gained 41%, while telecommunications services shares rose 31%. America Movil, Mexico's main wireless telecommunications operator and one of the fund's largest holdings, rose 44%. The company's growth continued to outstrip investor expectations. Grupo Televisa, another large fund holding, gained 32%. The stock rose on strong earnings and investors anticipating an improving advertising cycle in 2005. Wal-Mart de Mexico shares advanced 16%. The company continued to benefit from rising domestic consumption, and earnings growth remained strong. Improvements in distribution should help maintain competitiveness and operating margins. Weak same-store sales growth, however, kept the stock from keeping pace with the market.

ABOUT THE FUND AND ITS ADVISER

Emerging Markets Growth Fund was organized in 1986 by the International Finance Corporation, an affiliate of the World Bank, as a vehicle for investing in the securities of companies based in developing countries. The premise behind the formation of the fund was that rapid growth in these countries could create very attractive investment opportunities. It also was felt that the availability of equity capital would stimulate the development of capital markets and encourage countries to liberalize their investment regulations.

An affiliate of Capital International, Inc., the fund's current investment adviser, was selected by the IFC from a number of global investment firms to manage EMGF. Capital International is one of The Capital Group Companies. These companies form one of the world's most experienced investment advisory organizations, with roots dating back to 1931. These companies have been involved in international investing since the 1950s. Capital International employs a value-oriented, research-driven approach. Capital International and its institutional management affiliates maintain a global investment intelligence network that continues to grow and currently employs more than 137 investment professionals based on three continents. They include analysts and portfolio managers, born in over 27 countries, who speak a variety of languages. These professionals travel millions of miles each year, keeping a close watch on industry trends and government actions and scrutinizing thousands of companies.

As EMGF has grown, its adviser has devoted increased resources to the task of evaluating and managing investments in developing countries. Currently, the organization has 35 analysts covering these countries, compared with four in 1986; 20 of these analysts also manage a portion of the fund. Most of its assets are managed by seven portfolio managers, compared with two in 1986.

Capital International's research effort focuses heavily on regions as well as on individual countries. It is an intensive effort that combines company and industry analysis with a political and macroeconomic overview, and we believe it has given the Capital Group organization's family of companies -- and the funds they manage, including Emerging Markets Growth Fund -- a competitive edge.


INVESTMENT PORTFOLIO
December 31, 2004                                                  (unaudited)

                                                                                           Equity securities

SECTOR DIVERSIFICATION                                                    Common stocks     Preferred stocks    Convertible bonds
Financials                                                                       18.84%                2.56%                  - %
Information technology                                                            18.07                    -                    -
Telecommunication services                                                        12.67                 2.55                    -
Consumer staples                                                                   8.90                 1.86                    -
Materials                                                                          7.18                 1.06                  .03
Consumer discretionary                                                             5.54                  .09                    -
Energy                                                                             4.83                  .43                    -
Industrials                                                                        3.95                  .34                    -
Utilities                                                                          2.99                  .41                    -
Health care                                                                        2.40                    -                    -
Other                                                                               .82                    -                    -
                                                                                 86.19%                9.30%                 .03%

Short-term securities
Excess of cash and receivables over payables (including foreign currency contracts)

Net Assets



SECTOR DIVERSIFICATION                                                                  Bonds           Percent of net assets
Financials                                                                               .04%                          21.44%
Information technology                                                                      -                           18.07
Telecommunication services                                                                .19                           15.41
Consumer staples                                                                          .02                           10.78
Materials                                                                                   -                            8.27
Consumer discretionary                                                                    .02                            5.65
Energy                                                                                    .02                            5.28
Industrials                                                                                 -                            4.29
Utilities                                                                                 .03                            3.43
Health care                                                                                 -                            2.40
Other                                                                                     .61                            1.43
                                                                                         .93%                          96.45%

Short-term securities                                                                                                    3.08
Excess of cash and receivables over payables (including foreign
  currency contracts)                                                                                                     .47

Net Assets                                                                                                            100.00%


EQUITY SECURITIES                                                                                                         Value
(common and preferred stocks)                                                                      Shares                 (000)

Argentina  -  0.33%
BI SA (acquired 10/21/93, cost: $4,567,000) (1)  (2)                                            4,952,159                $1,973
Grupo Financiero Galicia SA, Class B (2)                                                                5                     -
Hidroneuquen SA (acquired 11/11/93, cost: $29,239,000) (1)  (2)  (3)                           28,022,311                   875
IRSA Inversiones y Representaciones SA (GDR) (2)                                                  405,900                 4,566
Nortel Inversora SA, Class B, preferred (ADR) (2)                                               3,477,900                24,380
Telecom Argentina SA, Class B (ADR) (2)                                                         1,950,046                21,373
                                                                                                                         53,167

Brazil  -  11.72%
ALL - America Latina Logistica, preferred nominative (2)                                        1,196,000                35,587
ALL - America Latina Logistica, preferred nominative (GDR) (2)                                    218,900                12,915
Banco Bradesco SA, preferred nominative                                                           999,000                24,168
Banco Bradesco SA, preferred nominative, rights, expire January 27, 2005 (2)                       36,849                   334
Banco Itau Holding Financeira SA, preferred nominative                                            422,602                63,510
Banco Itau Holding Financeira SA, preferred nominative (ADR)                                      230,100                17,297
Bradespar SA, preferred nominative (2)                                                            599,250                19,749
Celular CRT SA, ordinary nominative                                                             2,255,641                   344
Celular CRT SA, Class A, preferred nominative                                                 101,573,000                20,468
Centrais Eletricas Brasileiras SA - ELETROBRAS, ordinary nominative                           268,720,000                 3,897
Centrais Eletricas Brasileiras SA - ELETROBRAS, ordinary nominative (ADR)                         231,980                 1,609
Centrais Eletricas Brasileiras SA - ELETROBRAS, Class B, preferred nominative               1,971,531,300                29,109
Cia. de Bebidas das Americas - AmBev, preferred nominative (ADR)                                8,737,010               247,520
Cia. Energetica de Minas Gerais - CEMIG, preferred nominative                               1,286,072,000                31,437
Cia. Energetica de Minas Gerais - CEMIG, preferred nominative (ADR)                               200,600                 4,923
Cia. Vale do Rio Doce, ordinary nominative (ADR)                                                1,192,690                34,600
Cia. Vale do Rio Doce, Class A, preferred nominative (ADR)                                      5,726,056               139,601
GOL Linhas Aereas Inteligentes SA, preferred nominative (ADR) (2)                                 197,000                 6,280
Itausa - Investimentos Itau SA, preferred nominative                                          165,392,722               286,556
LIGHT-Servicos de Eletricidade SA, ordinary nominative (2)                                    127,393,000                 3,006
Natura Cosmeticos SA, ordinary nominative                                                       1,133,000                33,073
New GP Capital Partners, LP, Class B (acquired 1/28/94, cost:
     $14,762,000) (1)  (2)  (3)                                                                   27,000                 7,650
Petroleo Brasileiro SA - Petrobras, ordinary nominative                                           791,310                31,742
Petroleo Brasileiro SA - Petrobras, preferred nominative                                          128,600                 4,706
Petroleo Brasileiro SA - Petrobras, preferred nominative (ADR)                                  1,792,286                64,899
TIM Participacoes SA, ordinary nominative                                                   8,376,415,124                12,210
TIM Participacoes SA, preferred nominative (ADR)                                                4,868,853                75,078
Tele Centro Oeste Celular Participacoes SA, ordinary nominative                                14,962,504                    73
Tele Centro Oeste Celular Participacoes SA, preferred nominative                            5,061,882,438                16,644
Tele Centro Oeste Celular Participacoes SA, preferred nominative (ADR)                          7,735,138                76,346
Telecomunicacoes Brasileiras SA, preferred nominative (ADR)                                       241,000                 7,755
Telecomunicacoes de Sao Paulo SA, preferred nominative                                         32,273,000                   616
Tele Leste Celular Participacoes SA, ordinary nominative (2)                                3,858,906,532                   770
Tele Leste Celular Participacoes SA, preferred nominative (ADR) (2)                               705,223                 8,568
Telemar Norte Leste SA, Class A, preferred nominative                                           2,935,968                74,699
Telemig Celular Participacoes SA, ordinary nominative                                       3,644,145,317                11,571
Telemig Celular Participacoes SA, preferred nominative (ADR)                                    1,015,658                28,672
Telemig Celular SA, Class G, preferred nominative                                                  38,529                 6,530
Tele Norte Celular Participacoes SA, ordinary nominative (2)  (3)                           9,214,930,561                 2,221
Tele Norte Celular Participacoes SA, preferred nominative (ADR) (3)                               453,978                 4,145
Tele Norte Leste Participacoes SA, preferred nominative                                           741,313                12,397
Tele Norte Leste Participacoes SA, preferred nominative (ADR)                                      20,400                   344
Telesp Celular Participacoes SA, preferred nominative (ADR) (2)                                18,814,991               127,942
Unibanco-Uniao de Bancos Brasileiros SA, units                                                  4,070,000                26,673
Unibanco-Uniao de Bancos Brasileiros SA, units (GDR)                                            7,389,054               234,381
Usinas Siderurgicas de Minas Gerais SA, Class A, preferred nominative                           1,593,298                32,376
                                                                                                                      1,884,991

Canada  -  0.83%
Crew Gold Corp. (2)                                                                             1,715,300                 1,687
Ivanhoe Mines Ltd. (2)  (3)                                                                    17,189,000               123,904
Telesystem International Wireless Inc. (2)                                                        660,300                 7,389
                                                                                                                        132,980

Chile  -  1.17%
Banco Santander - Chile  (ADR)                                                                    802,415                27,170
Cia. de Telecomunicaciones de Chile SA (ADR)                                                    3,019,385                33,938
Comercial Siglo XXI SA                                                                          5,131,270                11,085
Distribucion y Servicio D&S SA                                                                  7,400,800                 2,218
Embotelladora Andina SA, Class A, preferred nominative (ADR)                                    2,909,700                38,001
Embotelladora Andina SA, Class B, preferred nominative (ADR)                                    1,039,373                13,522
Enersis SA (2)                                                                                 36,328,700                 6,115
Enersis SA (ADR) (2)                                                                            6,519,200                55,478
                                                                                                                        187,527

China  -  3.52%
Anhui Conch Cement Co. Ltd. (Hong Kong) (3)                                                    40,197,000                43,700
BYD Co. Ltd. (Hong Kong) (3)                                                                   12,432,000                32,949
China Life Insurance Co. Ltd. (Hong Kong) (2)                                                  94,419,500                63,167
China Life Insurance Co. Ltd. (ADR) (2)                                                         1,519,400                40,173
China Mengniu Dairy Co. (Hong Kong) (2)                                                        21,559,000                16,919
China Merchants Holdings (International) Co. Ltd.  (Hong Kong)                                 11,466,014                21,611
China Mobile (Hong Kong) Ltd.                                                                   4,205,800                14,258
China Netcom Group Corp. (Hong Kong) Ltd. (2)                                                  29,877,500                40,553
China Oilfield Services Ltd. (Hong Kong)                                                       27,123,000                 8,288
China Shipping Development Co. Ltd. (Hong Kong)                                                 7,196,000                 6,388
China Telecom Corp. Ltd. (Hong Kong)                                                          103,939,800                38,111
Huaneng Power International, Inc. (Hong Kong)                                                  17,862,400                13,329
Lianhua Supermarket Holdings Co. Ltd. (Hong Kong)                                              11,912,000                14,559
NetEase.com, Inc. (ADR) (2)                                                                       469,100                24,783
PetroChina Co. Ltd. (Hong Kong)                                                                50,490,100                26,958
PICC Property and Casualty Co. Ltd. (Hong Kong) (2)                                            70,689,600                24,555
Semiconductor Manufacturing International Corp. (Hong Kong) (2)                               119,817,000                26,052
Semiconductor Manufacturing International Corp. (ADR) (2)                                         642,800                 6,923
Tong Ren Tang Technologies Co. Ltd. (Hong Kong) (3)                                             5,529,900                12,130
Tsingtao Brewery Co. Ltd. (Hong Kong)                                                          27,397,100                27,670
UBS AG Call Warrants on Beijing Yanjing Brewery Co. Ltd., A Shares, expire
     June 14, 2005 (acquired 6/15/04, cost: $28,510,000) (1)  (2)                              19,833,720                28,469
Weiqiao Textile Co. Ltd. (Hong Kong)                                                            3,990,000                 6,288
Wumart Stores, Inc. (Hong Kong) (2)  (3)                                                        6,735,000                10,831
Yanzhou Coal Mining Co. Ltd. (Hong Kong)                                                        4,829,000                 6,896
Zhejiang Expressway Co. Ltd. (Hong Kong)                                                       15,048,000                10,358
                                                                                                                        565,918

Colombia  -  0.23%
Cia. de Cemento Argos, SA                                                                       4,010,764                37,172

Croatia  -  0.17%
PLIVA DD (GDR)                                                                                  2,151,278                26,891

Czech Republic  -  0.91%
CESKY TELECOM, AS                                                                               6,319,940               104,157
Komercni Finance BV                                                                               284,500                41,554
                                                                                                                        145,711

Egypt  -  0.32%
Egyptian Company for Mobile Services S.A.E.                                                     2,435,881                52,215

Hong Kong  -  1.46%
China.com Corp., Class A (2)                                                                    2,963,600                13,662
China Power International Development Ltd. (2)                                                 10,310,000                 3,814
Clear Media Ltd. (2)                                                                           22,774,000                21,242
Hopewell Holdings Ltd.                                                                         30,770,000                78,977
Kingway Brewery Holdings Ltd.                                                                  30,631,300                 8,966
Shangri-La Asia Ltd.                                                                           25,893,246                37,144
SINA Corp. (2)                                                                                  1,642,700                52,665
Texwinca Holdings Ltd.                                                                         19,148,700                18,107
                                                                                                                        234,577

Hungary  -  0.90%
Gedeon Richter Ltd.                                                                                 5,300                   664
Magyar Tavkozlesi Rt.                                                                           6,813,118                32,515
Magyar Tavkozlesi Rt. (ADR)                                                                     1,054,000                25,728
MOL Magyar Olaj- es Gazipari Rt., Class A                                                         448,802                31,472
National Savings and Commercial Bank Ltd.                                                       1,761,490                54,132
                                                                                                                        144,511

India  -  10.17%
Bharat Electronics Ltd.                                                                         1,414,966                21,498
Bharat Heavy Electricals Ltd.                                                                   3,260,445                57,837
Bharat Petroleum Corp. Ltd.                                                                     1,529,600                16,250
Bharti Tele-Ventures Ltd. (2)                                                                  39,069,420               195,528
Cummins India Ltd. (3)                                                                         10,446,937                29,603
Dr. Reddy's Laboratories Ltd.                                                                     222,333                 4,451
Grasim Industries Ltd.                                                                                 39                     1
HDFC Bank Ltd.                                                                                  4,500,452                54,171
Hindustan Lever Ltd.                                                                           16,931,594                56,164
Hindustan Petroleum Corp. Ltd.                                                                    817,723                 7,596
Housing Development Finance Corp. Ltd.                                                         12,001,044               213,496
I.T.C. Ltd.                                                                                       906,531                27,486
ICICI Bank Ltd.                                                                                 6,738,740                57,886
ICICI Bank Ltd. (ADR)                                                                           4,679,875                94,299
Indian Petrochemicals Corp. Ltd.                                                                4,255,213                17,944
Infosys Technologies Ltd.                                                                       6,217,007               300,812
Larsen & Toubro Ltd.                                                                              203,434                 4,633
Maruti Udyog Ltd.                                                                               3,367,800                35,984
Oil & Natural Gas Corp. Ltd.                                                                    1,353,206                25,666
Ranbaxy Laboratories Ltd.                                                                       5,872,474               169,959
Reliance Energy Ltd.                                                                            1,553,100                18,852
Reliance Energy Ltd. (acquired 3/4/04, cost: $42,028,000) (1)                                   2,972,200                35,176
Reliance Energy Ltd. (GDR)                                                                        624,400                22,915
Reliance Industries Ltd.                                                                        5,327,586                65,772
SET India Ltd. (acquired 5/15/00, cost: $34,131,000) (1)  (2)                                     106,250                 3,503
SET Satellite (Singapore) Pte. Ltd. (acquired 5/15/00, cost:
     $73,162,000) (1)  (2)                                                                      2,847,112                 7,475
State Bank of India                                                                               915,728                13,811
Sun Pharmaceutical Industries Ltd.                                                              2,960,000                38,042
Wipro Ltd.                                                                                      1,264,651                21,905
Zee Telefilms Ltd.                                                                              4,091,902                16,238
                                                                                                                      1,634,953

Indonesia  -  2.62%
PT Astra International Tbk                                                                     27,546,384                28,527
PT Bank Mandiri (Persero) Tbk                                                                 132,561,000                27,528
PT Bank Rakyat Indonesia                                                                       27,513,000                 8,533
PT Hanjaya Mandala Sampoerna Tbk                                                              127,023,300                91,122
Perusahaan Perseroan (Persero) PT Indonesian Satellite Corp. Tbk                                7,000,500                 4,342
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B                       488,657,202               254,345
PT Ramayana Lestari Sentosa Tbk                                                                86,587,500                 7,239
                                                                                                                        421,636

Israel  -  1.80%
Bank Hapoalim Ltd.                                                                              4,536,600                15,318
Bank Leumi le-Israel B.M.                                                                       5,063,328                13,835
"Bezeq" The Israel Telecommunication Corp. Ltd. (2)                                            41,352,700                48,224
Check Point Software Technologies Ltd. (2)                                                      1,358,100                33,450
Orbotech Ltd. (2)                                                                               1,547,325                32,757
Partner Communications Co. Ltd. (ADR) (2)                                                       2,308,600                19,785
Teva Pharmaceutical Industries Ltd. (ADR)                                                       4,235,200               126,463
                                                                                                                        289,832

Kazakhstan  -  0.02%
OJSC Kazkommertsbank (ADR) (acquired 9/10/97, cost: $1,466,000) (1)  (2)                           72,877                 3,553

Malaysia  -  5.41%
AMMB Holdings Bhd.                                                                             19,069,700                16,360
Astro All Asia Networks PLC (2)                                                                47,119,600                66,959
CIMB Bhd.                                                                                       2,042,000                 2,875
Commerce Asset-Holding Bhd.                                                                    33,106,200                40,947
EON Capital Bhd.                                                                               11,273,000                17,206
Genting Bhd.                                                                                    9,158,000                45,790
Hong Leong Bank Bhd.                                                                           24,190,000                35,012
IJM Corp. Bhd.                                                                                 16,512,714                20,597
IOI Corp. Bhd.                                                                                 11,920,900                29,802
Malakoff Bhd.                                                                                   9,168,900                17,373
Malayan Banking Bhd.                                                                           42,540,350               132,099
Malaysian Pacific Industries Bhd.                                                                 473,800                 1,870
Maxis Communications Bhd.                                                                      52,381,800               128,887
MK Land Holdings Bhd.                                                                          25,241,000                11,757
Public Bank Bhd.                                                                               32,516,800                65,034
Resorts World Bhd.                                                                              9,180,300                24,159
Road Builder (M) Holdings Bhd.                                                                 17,988,700                11,882
S P Setia Berhad Group (3)                                                                     34,837,100                39,604
Tanjong PLC                                                                                     5,558,400                20,625
Telekom Malaysia Bhd.                                                                          23,150,900                70,671
Tenaga Nasional Bhd.                                                                           10,812,700                31,015
Transmile Group Bhd.                                                                            6,041,200                14,149
UMW Holdings Bhd.                                                                              18,781,596                25,207
                                                                                                                        869,880

Mexico  -  8.64%
America Movil SA de CV, Series A                                                               16,275,000                42,798
America Movil SA de CV, Series L                                                               21,921,840                57,293
America Movil SA de CV, Series L (ADR)                                                          8,010,600               419,355
Cemex, SA de CV, ordinary participation certificates, units                                     2,319,659                16,911
Cemex, SA de CV, ordinary participation certificates, units (ADR)                                 609,595                22,201
Coca-Cola FEMSA, SA de CV, Series L (ADR)                                                         899,700                21,377
Consorcio International Hospital, SA de CV, convertible preferred, units
     (acquired 9/25/97, cost: $4,827,000) (1)  (2)                                                23,970                     -
Controladora Comercial Mexicana, SA de CV, units                                               20,171,400                22,630
Desarrolladora Homex, SA de CV (ADR) (2)                                                          120,850                 2,858
Empresas ICA Sociedad Controladora, SA de CV (2)                                               63,345,100                24,447
Fomento Economico Mexicano, SA de CV (ADR)                                                      4,056,580               213,417
Grupo IMSA, SA de CV, Series UBC, units                                                         3,561,900                10,697
Grupo Industrial Saltillo, SA de CV                                                             2,827,600                 4,949
Grupo Modelo, SA de CV, Series C                                                                4,692,000                12,911
Grupo Televisa, SA, ordinary participation certificates (ADR)                                   2,605,132               157,610
Kimberly-Clark de Mexico, SA de CV, Class A, ordinary participation certificates               31,161,300               107,675
Organizacion Soriana, SA de CV, Series B                                                        3,554,300                12,754
Urbi Desarrollos Urbanos, SA de CV (2)                                                          1,137,800                 4,973
Wal-Mart de Mexico, SA de CV, Series V                                                         66,854,930               229,750
Wal-Mart de Mexico, SA de CV, Series V (ADR)                                                      157,232                 5,393
                                                                                                                      1,389,999

Morocco  -  0.05%
Holcim (Maroc) SA                                                                                  46,585                 6,594
Societe des Brasseries du Maroc                                                                    12,332                 2,233
                                                                                                                          8,827

Peru  -  0.13%
Credicorp Ltd.                                                                                  1,275,162                20,160

Philippines  -  0.31%
ABS-CBN Holdings Corp. (Philippine Deposit Receipts)                                           11,603,500                 3,830
Ayala Corp.                                                                                   114,253,700                13,454
Ayala Land, Inc.                                                                               82,485,230                10,743
Bayan Telecommunications Holdings Corp., Class A (acquired 2/12/98, cost:
     $1,850,000) (1)  (2)                                                                        724,790                     -
Bayan Telecommunications Holdings Corp., Class B (acquired 2/12/98, cost:
     $616,000) (1)  (2)                                                                          241,431                     -
GLOBE TELECOM, Inc.                                                                               678,048                11,553
International Container Terminal Services, Inc. (2)                                            19,533,588                 2,056
SM Prime Holdings, Inc.                                                                        55,082,000                 7,567
                                                                                                                         49,203

Poland  -  0.44%
Bank Przemyslowo-Handlowy SA                                                                       39,799                 6,727
Telekomunikacja Polska SA                                                                       9,742,754                63,929
                                                                                                                         70,656

Russia  -  3.09%
Baring Vostok Private Equity Fund (acquired 12/15/00, cost:
     $12,747,000) (1)  (3)  (4)                                                                13,087,057                16,649
JSC MMC "Norilsk Nickel" (ADR)                                                                  2,854,670               158,434
LUKoil Holding (ADR)                                                                            1,386,259               169,817
New Century Capital Partners, LP (acquired 12/7/95, cost: $5,484,000) (1)  (2)                  5,247,900                 2,253
OAO Gazprom (ADR)                                                                                 617,904                21,936
OAO Gazprom (ADR) (acquired 10/21/96, cost: $5,646,000) (1)                                       363,900                12,918
OAO Moscow City Telephone Network                                                               3,007,500                35,940
Sberbank (Savings Bank of the Russian Federation)                                                 103,120                50,632
YUKOS Oil Co. (ADR) (2)                                                                         9,266,322                27,799
                                                                                                                        496,378

Singapore  -  0.09%
Noble Group Ltd.                                                                               16,432,000                14,597

South Africa  -  7.71%
Anglo American Platinum Corp. Ltd.                                                              1,821,472                67,090
Anglo American Platinum Corp. Ltd. 6.38% convertible preferred May 31, 2009                       212,268                 4,344
Anglo American PLC                                                                             10,257,793               243,643
AVI Ltd.                                                                                        2,990,800                12,240
Barloworld Ltd.                                                                                 3,107,800                58,783
Gold Fields Ltd.                                                                                3,402,609                42,079
Gold Fields Ltd. (ADR)                                                                            880,700                10,991
Harmony Gold Mining Co. Ltd.                                                                    8,870,612                80,814
Harmony Gold Mining Co. Ltd. (ADR)                                                              4,146,392                38,437
Impala Platinum Holdings Ltd.                                                                     535,005                45,599
Massmart Holdings Ltd.                                                                          1,867,900                15,053
Mvelaphanda Resources Ltd. (2)  (3)                                                            11,141,377                28,746
Nasionale Pers Beperk, Class N                                                                  1,426,200                19,033
Nedcor Ltd.                                                                                     1,765,211                24,437
Sappi Ltd.                                                                                        483,845                 7,146
Sasol Ltd.                                                                                     14,772,793               318,062
South Africa Capital Growth Fund, LP, Class A (acquired 8/25/95, cost:
     $893,000) (1)  (2)                                                                            2,180                   270
South Africa Capital Growth Fund, LP, Class D (acquired 8/25/95, cost:
     $5,387,000) (1)  (2)                                                                         13,650                 1,693
South African Private Equity Fund III, LP (acquired 9/23/98, cost:
     $25,247,000) (1)  (3)                                                                        29,008                43,522
South African Private Equity Fund III, Ltd. (acquired 10/6/00, cost:
     $82,000) (1)                                                                                  1,325                     -
SPAR Group Ltd. (2)                                                                             3,415,000                13,065
Standard Bank Group Ltd.                                                                        8,697,414               101,831
Tiger Brands Ltd.                                                                               3,415,000                58,881
Truworths International Ltd.                                                                    1,574,400                 4,790
                                                                                                                      1,240,549

South Korea  -  17.56%
Baiksan OPC Co., Ltd.                                                                             560,100                 3,138
Cheil Communications Inc.                                                                         142,870                20,773
CJ Home Shopping Co., Ltd.                                                                         52,679                 3,028
Daewoo Heavy Industries & Machinery Co., Ltd.  (2)                                              3,541,130                27,368
Hanaro Telecom, Inc. (ADR)  (2)                                                                 2,021,671                 5,964
Hankook Tire Co., Ltd.                                                                          3,798,420                37,430
Hynix Semiconductor Inc. (2)                                                                    2,400,180                27,014
Hyundai Development Co.                                                                         1,280,374                20,410
Hyundai Marine & Fire Insurance Co., Ltd.                                                       1,634,250                 6,126
Hyundai Motor Co.                                                                               3,458,374               185,431
Hyundai Motor Co., nonvoting preferred                                                            500,730                13,980
INI Steel Co.                                                                                      54,000                   704
INI Steel Co. (GDS)                                                                             1,701,090                22,186
Kookmin Bank (2)                                                                                6,316,095               247,128
Kookmin Bank (ADR) (2)                                                                          1,135,144                44,361
Kook Soon Dang Brewery Co., Ltd.                                                                  881,800                10,904
Korea Electric Power Corp.                                                                      6,873,240               178,289
KT Corp.                                                                                        1,047,000                41,977
KT Corp. (ADR)                                                                                    125,400                 2,735
KT&G Corp.                                                                                      1,805,150                53,975
LG Cable Ltd. (3)                                                                               1,629,160                33,918
LG Electronics Inc.                                                                               216,520                13,408
LG Engineering & Construction Co., Ltd.                                                         1,327,560                36,552
LG.Philips LCD Co., Ltd.  (2)                                                                     186,900                 7,042
LG.Philips LCD Co., Ltd. (ADR)  (2)                                                             5,748,100               103,408
Nong Shim Co., Ltd.                                                                               216,010                52,067
Pulmuone Co., Ltd.                                                                                227,550                11,431
Samsung Electronics Co., Ltd.                                                                   1,481,379               644,731
Samsung Electronics Co., Ltd. (GDS)                                                             1,565,854               342,922
Samsung Fire & Marine Insurance Co., Ltd.                                                       1,363,091               107,325
Samsung SDI Co., Ltd.                                                                             809,236                88,343
Samsung Securities Co., Ltd.                                                                      774,200                18,773
Shinhan Financial Group Co., Ltd.                                                              10,516,430               237,740
Shinhan Financial Group Co., Ltd. (ADR)                                                           190,950                 8,717
SK Telecom Co., Ltd.                                                                              410,232                78,075
SK Telecom Co., Ltd. (ADR)                                                                        164,212                 3,654
Woori Finance Holdings Co., Ltd.  (2)                                                           9,967,910                82,143
                                                                                                                      2,823,170

Sweden  -  0.14%
Oriflame Cosmetics SA (2)                                                                         946,750                21,906

Taiwan  -  10.48%
Advanced Semiconductor Engineering Inc. (2)                                                   149,182,964               112,804
Asia Corporate Partners Fund, Class B (acquired 3/12/96, cost: $5,019,000)(1)(2)                  39,360                 3,738
ASUSTeK Computer Inc.                                                                          21,763,237                57,939
AU Optronics Corp.                                                                             22,289,000                32,233
AU Optronics Corp. (ADR)                                                                          502,600                 7,197
Cathay Financial Holding Co., Ltd.                                                             28,906,000                59,196
Chinatrust Financial Holding Co., Ltd.                                                         95,756,169               114,340
Delta Electronics Inc.                                                                         26,714,787                47,134
Fubon Financial Holding Co., Ltd.                                                             175,406,000               179,606
High Tech Computer Corp.                                                                        5,601,888                27,003
Hon Hai Precision Industry Co., Ltd.                                                           54,859,994               254,077
Hon Hai Precision Industry Co., Ltd. (GDR)                                                      2,487,322                23,455
Hotai Motor Co., Ltd.                                                                           4,717,000                 9,660
MediaTek Incorporation                                                                         24,496,673               166,707
Mega Financial Holding Co., Ltd.                                                               84,247,000                58,129
President Chain Store Corp.                                                                    24,514,517                39,390
Quanta Computer Inc.                                                                           32,953,899                59,180
Quanta Computer Inc. (GDR)                                                                      1,046,233                 9,155
Seres Capital (Cayman) (acquired 3/12/96, cost: $12,000)  (1)  (3)                                      2                    14
Seres Capital (Cayman), nonvoting (acquired 3/12/96, cost: $63,000)  (1)  (3)                           8                    73
Siliconware Precision Industries Co., Ltd.                                                     42,055,000                34,715
SinoPac Holdings                                                                               13,975,435                 8,234
Taiwan Cement Corp.                                                                            41,731,000                27,479
Taiwan Hon Chuan Enterprise Co., Ltd.                                                           5,794,150                 5,239
Taiwan Semiconductor Manufacturing Co., Ltd.                                                  157,895,533               251,220
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)                                              2,194,100                18,628
Test-Rite International Co., Ltd.                                                              14,736,642                 9,286
Tong Yang Industry Co., Ltd. (3)                                                               21,933,243                33,791
Vanguard International Semiconductor Corp. (2)                                                 21,579,350                15,025
VIA Technologies Inc. (2)                                                                      37,120,150                20,349
                                                                                                                      1,684,996

Thailand  -  0.64%
Advanced Info Service PCL                                                                       6,988,000                19,246
BEC World PCL                                                                                  23,000,000                 9,295
Electricity Generating PCL                                                                      6,108,747                11,793
Electricity Generating PCL, nonvoting depositary receipts                                       9,262,600                17,643
Siam Cement PCL                                                                                 1,185,400                 8,421
Siam Cement PCL, nonvoting depositary receipts                                                  2,666,290                16,746
Siam City Cement PCL                                                                            3,096,924                19,450
                                                                                                                        102,594

Turkey  -  2.41%
Akbank Turk AS                                                                             13,493,726,000                83,771
Aktas Elektrik Ticaret AS (2)                                                                   4,273,718                     -
Anadolu Efes Biracilik ve Malt Sanayii AS                                                   3,816,381,000                77,321
Koc Holding AS                                                                              1,372,336,000                 8,979
Migros Turk TAS                                                                             5,744,676,000                47,837
Tansas Perakende Magazacilik Ticaret AS (2)                                                 7,948,176,000                 9,455
TUPRAS-Turkiye Petrol Rafinerileri AS                                                       1,107,909,000                11,285
Turkcell Iletisim Hizmetleri AS                                                               798,491,000                 5,581
Turkiye Is Bankasi AS, Class C                                                             13,545,053,000                75,027
Yapi ve Kredi Bankasi AS (2)                                                               21,461,355,000                67,655
                                                                                                                        386,911

Ukraine  -  0.00%
JKX Oil & Gas PLC                                                                                 283,631                   636

United Kingdom  -  0.05%
Marakand Minerals Ltd. (2)                                                                        674,304                   258
Oxus Gold PLC (2)                                                                               7,720,000                 8,099
                                                                                                                          8,357

United States of America  -  0.07%
AsiaInfo Holdings, Inc. (2)                                                                       936,540                 5,582
Sohu.com Inc. (2)                                                                                 297,400                 5,267
                                                                                                                         10,849

Venezuela  -  0.27%
Cia. Anonima Nacional Telefonos de Venezuela (CANTV), Class D (ADR)                             1,936,189                43,351

Vietnam  -  0.06%
Vietnam Enterprise Investments Ltd., Redeemable (acquired 9/20/01, cost:
     $8,432,000) (1)  (2)  (3)                                                                  7,888,071                 9,939

Multinational  -  0.38%
Capital International Global Emerging Markets Private Equity Fund, LP
     (acquired 6/30/99, cost: $32,825,000) (1)  (3)  (4)                                           56,000                31,025
New Asia East Investment Fund Ltd., Class A (acquired 5/23/96, cost:
     $733,000 (1)  (3)                                                                            279,240                   502
New Asia East Investment Fund Ltd., Class B (acquired 5/23/96, cost:
     $10,008,000) (1)  (3)                                                                      3,810,369                 6,844
New Europe East Investment Fund Ltd., Class B (acquired 6/4/93, cost:
     $9,038,000) (1)  (3)                                                                             436                16,885
Pan Asia Special Opportunities Fund (Cayman) (acquired 10/18/00, cost:
     $5,914,000) (1)  (2)  (3)  (4)                                                               600,000                 5,303
                                                                                                                         60,559

Miscellaneous  -  1.43%
Equity securities in initial period of acquisition                                                                      230,594


Total equity securities (cost: $9,134,056,000)                                                                       15,359,745



                                                                                                 Units or
Bonds and notes                                                                                 principal                 Value
                                                                                             amount (000)                 (000)

Argentina  -  0.23%
    Multicanal SA:
         9.25% February 1, 2002 (5)                                                                $2,609                $1,187
         10.50% February 1, 2007 (6)                                                                1,244                   566
         10.50% April 15, 2018 (6)                                                                  2,289                 1,041
         13.125% April 15, 2009  (6)                                                                1,122                   511
   Republic of Argentina:
       1.98% August 3, 2012 (7)                                                                     1,424                 1,201
       9.75% September 19, 2027 (6)                                                                 4,830                 1,618
       15.50% December 19, 2008 (6)                                                                 2,000                   670
   Telecom Argentina Telecom SA:
        0% July 7, 2003 Agent- Bank of Tokyo-Mitsubishi Trust Company/Loan
        Participation Agreements (participation - Credit Suisse First Boston
        International) (5) (8)                                                                     12,100                11,555
        0% August 18, 2003 Agent- Bayerische Landesbank Girozentrale/Loan
        Participation Agreements (participation - Credit Suisse First Boston
        International) (5) (8)                                                                JPY 440,908                 4,098
        0% September 25, 2003 Agent- Bank of America, N.A./Loan Participation
        Agreements (participation - Credit Suisse First Boston
        International) (5) (8)                                                                     $3,965                 3,787
        0% October 7, 2003 Agent- Bank of America, N.A./Loan Participation
        Agreements (participation - Credit Suisse First Boston
        International) (5) (8)                                                                      3,965                 3,787
        Series K, 7.25% July 1, 2002 (5)                                                        EUR 3,205                 4,146
        Series 1, 8.375% April 8, 2004 (5)                                                          1,145                 1,481
        Series 2, 9.50% July 2, 2004 (5)                                                            1,480                 1,914
                                                                                                                         37,562

Brazil  -  0.10%
   Banco Bradesco SA 17.50% December 10, 2007                                                  BRL 16,710                 6,470
   Federal Republic of Brazil:
       11.00% August 17, 2040                                                                      $3,785                 4,496
       Capitalization Payment-in-Kind Bond, 8.00% April 15, 2014                                      318                   325
       Debt Conversion Bond, Series L, 3.125% April 15, 2012 (7)                                    5,559                 5,323
                                                                                                                         16,614

Bulgaria  -  0.01%
   Republic of Bulgaria 7.50% January 15, 2013                                                    EUR 750                 1,262

Colombia  -  0.09%
   Republic of Colombia:
       10.00% January 23, 2012                                                                     $5,140                 5,962
       10.375% January 28, 2033                                                                     1,755                 2,036
       10.75% January 15, 2013                                                                      3,335                 4,002
       11.75% February 25, 2020                                                                     1,340                 1,729
                                                                                                                         13,729

Dominican Republic  -  0.03%
   Dominican Republic:
       3.50% August 30, 2024 (7)                                                                      500                   406
       9.04% January 23, 2013 (acquired 1/16/03, cost: $2,400,000) (1)                              2,400                 1,998
       9.50% September 27, 2006                                                                       820                   774
       9.50% September 27, 2006 (acquired 9/20/01, cost: $2,307,000) (1)                            2,305                 2,175
                                                                                                                          5,353

Ecuador  -  0.01%
   Republic of Ecuador 8.00% August 15, 2030 (7)                                                    2,320                 2,010

India  -  0.02%
   Hindustan Lever Ltd. 9.00% debenture January 1, 2005                                            23,754 units           3,368


Malaysia  -  0.03%
   Tenaga Nasional Bhd. 2.625% convertible debenture November 20, 2007                             $3,979                 4,476

Mexico  -  0.05%
   United Mexican States Government:
       Series MI10, 8.00% December 19, 2013                                                       MXN 494                 3,973
       Series M20, 8.00% December 7, 2023                                                             471                 3,330
                                                                                                                          7,303

Nigeria  -  0.00%
   Central Bank of Nigeria, warrants, 0% November 15, 2020                                          1,000 units               -

Peru  -  0.02%
   Republic of Peru:
       9.125% February 21, 2012                                                                      $934                 1,093
       9.875% February 6, 2015                                                                      2,035                 2,503
                                                                                                                          3,596

Philippines  -  0.04%
   Republic of Philippines 10.625% March 16, 2025                                                   6,176                 6,624

Russia  -  0.08%
   Gaz Capital SA 8.625% April 28, 2034 (acquired 4/23/04, cost: $1,100,000) (1)                    1,100                 1,292
   Russian Federation:
       5.00% March 31, 2030 (7)                                                                     1,150                 1,190
       5.00% March 31, 2030 (acquired 8/25/00, cost: $3,474,000) (1)  (7)                           7,540                 7,804
       8.25% March 31, 2010                                                                           555                   617
       8.25% March 31, 2010 (acquired 8/25/00, cost: $1,914,000) (1)                                2,396                 2,663
                                                                                                                         13,566

Turkey  -  0.05%
   Republic of Turkey 20.00% October 17, 2007                                           TRL 9,775,000,000                 7,773

Venezuela  -  0.16%
    Petrozuata Finance, Inc., Series B, 8.22% April 1, 2017 (acquired 4/12/02,
      cost: $1,181,000) (1)                                                                        $1,520                 1,526
    Republic of Venezuela:
       9.25% September 15, 2027                                                                    19,495                20,616
      10.75% September 19, 2013                                                                     2,985                 3,582
                                                                                                                         25,724


Total bonds and notes (cost: $113,998,000)                                                                              148,960



                                                                                                 Units or
Short-term securities                                                                           principal                 Value
                                                                                             amount (000)                 (000)

U.S. government short-term obligations  -  2.67%
U.S. Treasury Bills 1.87%-2.07% due 1/6-2/17/05                                                  $429,500               428,872

Corporate short-term notes  -  0.36%
BMW U.S. Capital Corp. 2.15% due 1/3/05                                                             2,300                $2,300
Danske Corp., Delaware 2.29% due 1/7/05                                                            20,670                20,661
Emerson Electric Co. 2.20% due 1/5/05                                                              25,000                24,992
IXIS Commercial Paper Corp. 2.23% due 1/4/05                                                       10,500                10,497
                                                                                                                         58,450

Non-U.S. currency  -  0.05%
Taiwan New Dollar                                                                             TWD 248,087                 7,816


Total short-term securities  (cost: $494,642,000)                                                                       495,138

Total investment securities  (cost: $9,742,696,000)                                                                  16,003,843

Net unrealized depreciation on foreign currency contracts (9)                                                           (25,392)

Excess of cash and receivables over payables                                                                            101,571

Net assets                                                                                                          $16,080,022

(1) Purchased in a private placement transaction (not including purchases of securities that were publicly offered in the primary local market but were not registered under U.S. securites laws); resale to the public may require registration in the country where the primary market is located, and no right to demand registration exists. As of December 31, 2004, the total market value and cost of such securities were $257,760,000 and $375,064,000, respectively, and the market value represented 1.60% of net assets.
(2) Non-income-producing securities.
(3) This issuer represents investment in an affiliate as defined in the Investment Company Act of 1940. This definition includes, but is not limited to, issuers in which the fund owns more than 5% of the outstanding voting securities. New Asia East Investment Fund Ltd., New Europe East Investment Fund Ltd., and Capital International Global Emerging Markets Private Equity Fund, LP are also considered affiliates since these issuers have the same investment adviser as the fund.
(4) Includes an unfunded capital commitment representing a binding commitment made by the fund which may be paid in the future.
(5) Security is currently in default pending restructuring; no principal or interest payments received on the scheduled dates.
(6) Security is currently in default; no interest payments received on the scheduled payment dates.
(7) Coupon rate may change periodically.
(8) Participation interests were acquired through the financial institution indicated parenthetically.
(9) As of December 31, 2004, the net unrealized foreign currency contracts payable consists of the following:


                                           Non-U.S.                     U.S.      Amount                Unrealized
                                                                                                        depreciation
                                           (000)                       (000)      (000)                     (000)
---------------------------------------------------------------------------------------------------------------------
Sales
Czech Koruna to Euro expiring 2/28/05       CZK1,018,161/EUR31,893   $  43,229  $  45,418               $  (2,189)
South African Rand  to U.S. Dollar
  expiring 1/28-8/17/05                     ZAR1,646,802               265,453    288,656                 (23,203)
                                                                                                     --------------

Foreign currency contracts ---net                                                                        $(25,392)

                                                                                                     =============


Abbreviations

Securities:
ADR = American Depositary Receipts
GDR = Global Depositary Receipts
GDS = Global Depositary Shares

Non-U.S. currency:
BRL - Brazilian Real
CZK - Czech Koruna
EUR - Euro
JPY - Japanese Yen
MXN - Mexican Peso
TRL - Turkish Lira
TWD - Taiwan New Dollar
ZAR - South African Rand

See Notes to Financial Statements



FINANCIAL STATEMENTS                                                        (Unaudited)

Statement of assets and liabilities
at December 31, 2004
(dollars in thousands, except per-share data)


Assets:
 Investment securities at market:
  Unaffiliated issuers (cost: $9,299,371)                                               $15,469,020
  Affiliated issuers (cost: $443,325)                                                      $534,823              $16,003,843
                                                                                                   -------------------------
 Cash                                                                                                                 22,467
 Receivables for--
  Sales of investments                                                                       37,626
  Sales of fund's shares                                                                      2,029
  Dividends and interest                                                                     74,737
  Non-U.S. taxes                                                                             17,684                  132,076
                                                                            -------------------------
                                                                                                    ------------------------
                                                                                                                  16,158,386
                                                                                                    ------------------------
Liabilities:
 Payables for--
  Purchases of investments                                                                                            28,993
  Unfunded capital commitments                                                                                        12,188
  Open forward currency contracts                                                                                     25,392
  Investment advisory fee                                                                                              8,162
  Other fees and expenses                                                                                              2,593
  Non-U.S. taxes                                                                                                       1,036
                                                                                                    ------------------------
                                                                                                                      78,364
                                                                                                    ------------------------
Net assets at December 31, 2004 --
  Equivalent to $72.62 per share on
  221,432,583 shares of $0.01 par value
  capital stock outstanding (authorized
  capital stock -- 400,000,000 shares)                                                                           $16,080,022
                                                                                                              ==============



Net assets consist of:
  Capital paid in on shares of capital stock                                                                     $10,059,815
  Distributions in excess of net investment income                                                                  (107,133)
  Accumulated net realized loss                                                                                     (110,325)
  Net unrealized appreciation                                                                                      6,237,665
                                                                                                    ------------------------

 Net assets at December 31, 2004                                                                                 $16,080,022
                                                                                                              ==============
 See Notes to Financial Statements


Statement of operations                                                     (Unaudited)
for the six months ended December 31, 2004                                  (dollars in
                                                                            thousands)


Investment income:
 Income:
  Dividends (net of non-U.S. withholding tax of $33,141;                                   $205,689
  also includes $12,046 from affiliates)
  Interest (net of non-U.S. withholding tax of $22;                                          10,241                $ 215,930
  also includes $58 from affiliates)
                                                                            -------------------------
 Fees and expenses:
  Investment advisory services                                                               48,180
  Custodian                                                                                   6,012
  Registration statement and prospectus                                                          16
  Auditing and legal                                                                            294
  Reports to shareholders                                                                        19
  Directors' compensation                                                                       228
  Other                                                                                         178                   54,927
                                                                            ----------------------------------------
 Net investment income                                                                                               161,003
                                                                                                    ------------------------
Realized gain and unrealized
 appreciation on investments:
 Net realized gain before non-U.S. taxes (includes                                        1,731,740
  $7,624 net loss from affiliates)
 Non-U.S. taxes                                                                             (15,410)
                                                                            -------------------------
  Net realized gain on investments                                                                                 1,716,330

 Net change in unrealized appreciation on investment
  securities and other assets and liabilities                                             1,448,308
 Net change in unrealized depreciation
   on open forward currency contracts                                                         4,600
                                                                            -------------------------
  Net change in unrealized appreciation                                                   1,452,908
  Non-U.S. taxes                                                                             30,661
                                                                            -------------------------
   Net change in unrealized appreciation on
    investments                                                                                                    1,483,569
                                                                                                    ------------------------
 Net realized gain and net change in unrealized
  appreciation on investments                                                                                      3,199,899
                                                                                                    ------------------------
Net increase in net assets resulting
 from operations                                                                                                 $ 3,360,902
                                                                                                              ==============

Financial statements

Statement of changes in net assets
(dollars in thousands)                                                            (unaudited)
                                                                               Six months ended            Year ended
                                                                                 December 31,               June 30,
                                                                                     2004                     2004
                                                                            ----------------------------------------------------
Operations:
 Net investment income                                                                    $ 161,003                $ 299,844
 Net realized gain on investments                                                         1,716,330                2,818,559
 Net change in unrealized appreciation
  on investments                                                                          1,483,569                1,540,016
                                                                            -----------------------------       -------------
  Net increase in net assets
   resulting from operations                                                              3,360,902                4,658,419
                                                                            -----------------------------       -------------
Dividends and distributions paid
 to shareholders:
 Dividends from net
  investment income                                                                        (236,317)                (412,626)
                                                                            -----------------------------       -------------
Capital share transactions:
 Proceeds from shares sold:
  3,103,495 and 19,080,947 shares, respectively                                             193,367                1,152,989
 Proceeds from shares issued in
  reinvestment of net investment
  income dividends:
  3,152,874 and 6,472,738 shares, respectively                                              213,261                  378,267
 Cost of shares repurchased:
  50,353,435 and 100,778,444 shares, respectively                                        (3,209,439)              (6,173,186)
                                                                            -----------------------------       -------------

  Net decrease in net assets
   resulting from capital share
   transactions                                                                          (2,802,811)              (4,641,930)
                                                                            -----------------------------       -------------
Total increase (decrease) in net assets                                                     321,774                 (396,137)

Net assets:
 Beginning of period                                                                     15,758,248               16,154,385
                                                                            -----------------------------       -------------
 End of period
  (including distributions in excess of net investment
  income:($107,133) and ($31,819), respectively)                                        $16,080,022              $15,758,248
                                                                                     ==============           ==============
 See Notes to Financial Statements



NOTES TO FINANCIAL STATEMENTS


1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - Emerging Markets Growth Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, interval investment company ("open-end interval fund"). As an open-end interval fund, the fund offers its shareholders the opportunity to purchase and redeem shares on a periodic basis. The fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of issuers in developing countries.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

          SECURITY VALUATION - Equity securities are valued at the official closing price of, or the last reported sale price on, the principal exchange or market on which such securities are traded, as of the close of business or, lacking any sales, at the last available bid price. Bonds and notes are valued at prices obtained from an independent pricing service. However, where the investment adviser deems it appropriate, they will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality, and type. Short-term securities with original maturities of one year or less maturing within 60 days are valued at amortized cost, which approximates market value. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices.

          Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board. If significant events occur after the close of markets outside the United States and before the fund's net asset value is next determined, appropriate adjustments to closing market prices may be made to reflect these events. Events of this type may include, but are not limited to, significant movements in the U.S. market, earthquakes and other natural disasters, or unanticipated market closures. At December 31, 2004, out of the 396 securities in the fund's portfolio, 39 securities were fair valued with an aggregate value of $242,986,000.

          SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from securities transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums, and original issue discounts on bonds, notes, and short-term securities are amortized daily over the expected life of the security.

          DIVIDENDS  AND   DISTRIBUTIONS   TO   SHAREHOLDERS   -  Dividends  and
          distributions paid to shareholders are recorded on the ex-dividend date.

          NON-U.S. CURRENCY TRANSLATION - Assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect at the end of the reporting period. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities and other assets and liabilities are included with the net realized gain or loss and net change in unrealized appreciation or depreciation on investments.

          UNFUNDED CAPITAL COMMITMENTS - Unfunded capital commitments represent agreements which obligate the fund to meet capital calls in the future. Payment would be made when a capital call is requested. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing of such capital calls cannot readily be determined. Unfunded capital commitments are recorded at the amount that would be paid when and if capital calls are made.

          FORWARD CURRENCY CONTRACTS - The fund may enter into forward currency contracts, which represent agreements to exchange non-U.S. currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in exchange rates arising from its investments. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities' values underlying these instruments. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. On a daily basis, the fund values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The fund records realized gains or losses at the time the forward contact is closed or offset by another contract with the same broker for the same settlement date and currency.



2.       NON-U.S. INVESTMENTS

INVESTMENT RISK - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records an estimated liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. During the six months ended December 31, 2004, tax law amendments in India resulted in the abolishment of long-term capital gain taxes on sales transacted on recognized stock exchanges. As a result, the accrued non-U.S. taxes on unrealized gains were reduced by $56,903,000 on September 30, 2004, the enactment date of the tax law amendments. As of December 31, 2004, accrued non-U.S. taxes on unrealized gains were $34,000, which were included in the payable for non-U.S. taxes.

The receivable for non-U.S. taxes includes $16,689,000 related to India capital gains taxes that are currently in dispute and under appeal. Potential tax, interest, and penalty amounts relating to this issue, if any, may be assessed in the future. Based upon the advice of outside counsel, management believes that it is likely that this dispute will be resolved in favor of the fund. If this dispute is ultimately resolved unfavorably, it will not have a material adverse effect on the fund's financial position or results of operations.

CURRENCY GAINS AND LOSSES - Net realized currency losses on dividends, interest, withholding taxes reclaimable, forward contracts, and other receivables and payables, on a book basis, were $59,229,000 for the six months ended December 31, 2004.

3.    FEDERAL INCOME TAXATION

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

Distributions are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses, capital losses related to sales of securities within 30 days of purchase, and unrealized appreciation or depreciation of certain investments in non-U.S. securities. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. The tax character of the distribution paid of $236,317,000 was ordinary income.

As of December 31, 2004, distributions in excess of net investment income and currency losses on a tax basis were $55,137,000.

As of December 31, 2004, the fund had available a capital loss carryforward of $34,272,000, expiring 2011. The capital loss carryforward will be used to offset any capital gains realized by the fund in the current year or in subsequent years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains.

As of December 31, 2004, the cost of investment securities, excluding forward currency contracts, and cash denominated in non-U.S. currencies for federal income tax reporting purposes was $9,893,892,000. Net unrealized appreciation on investments, excluding forward currency contracts, aggregated $6,109,917,000, net of accumulated deferred taxes totaling $34,000, of which $6,841,698,000 related to appreciated securities and $731,781,000 related to depreciated securities.


4.    FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY SERVICES FEE - The Investment Advisory and Service Agreement with Capital International, Inc. (CII) provides for monthly management service fees, accrued weekly. CII is wholly owned by Capital Group International, Inc., which is wholly owned by The Capital Group Companies, Inc. These fees are based on an annual rate of 0.90% on the first $400 million of the fund's net assets; 0.80% of such assets in excess of $400 million but not exceeding $1 billion; 0.70% of such assets in excess of $1 billion but not exceeding $2 billion; 0.65% of such assets in excess of $2 billion but not exceeding $4 billion; 0.625% of such assets in excess of $4 billion but not exceeding $6 billion; 0.60% of such assets in excess of $6 billion but not exceeding $8 billion; 0.58% of such assets in excess of $8 billion but not exceeding $11 billion; 0.56% of such assets in excess of $11 billion but not exceeding $15 billion; 0.54% of such assets in excess of $15 billion but not exceeding $20 billion; and 0.52% of such assets in excess of $20 billion.

TRANSFER AGENT FEE - The fund has an agreement with American Funds Service Company (AFS), the transfer agent for the fund. AFS is a wholly owned indirect subsidiary of The Capital Group Companies, Inc. Under this agreement, the fund compensates AFS for transfer agency services including shareholder recordkeeping, communications, and transaction processing. Transfer agent fees were $1,000 for the six months ended December 31, 2004.

DEFERRED DIRECTORS' COMPENSATION - Since the adoption of the deferred compensation plan in 1998, Directors who are unaffiliated with CII may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or the American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors' compensation in the accompanying financial statements includes the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts. Directors' compensation for the six months ended December 31, 2004 was $228,000, representing $194,000 in current fees (either paid in cash or deferred) and $34,000 in net increase in the value of deferred compensation amounts. As of December 31, 2004, the cumulative amount of these liabilities was $536,000. This amount is included with payables for other fees and expenses.

AFFILIATED OFFICERS AND DIRECTORS - Officers and certain Directors of the fund are or may be considered to be affiliated with CII. No affiliated officers and Directors received any compensation directly from the fund.

5.       RESTRICTED SECURITIES

The fund has invested in certain securities for which resale may be limited (for example, in the U.S., to qualified institutional buyers) or which are otherwise restricted. These securities are identified in the investment portfolio. As of December 31, 2004, the total value of restricted securities was $257,760,000, which represents 1.60% of the net assets of the fund.

6.       INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $2,008,295,000 and $5,195,956,000, respectively, during the six months ended December 31, 2004.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the six months ended December 31, 2004, the custodian fee of $6,012,000 is reported net of a $26,000 reduction.

7.       TRANSACTIONS WITH AFFILIATES

If the fund owns more than 5% of the outstanding voting securities of an issuer, the fund's investment in that issuer represents an investment in an affiliate as defined in the Investment Company Act of 1940. In addition, New Asia East Investment Fund Ltd., New Europe East Investment Fund Ltd., and Capital International Global Emerging Markets Private Equity Fund, LP are considered affiliates since these issuers have the same investment adviser as the fund. A summary of the fund's transactions in the securities of affiliated issuers during the six months ended December 31, 2004 is as follows:




                                                                                       Beginning       Purchases/          Sales/
Issuer                                                                                    shares        additions      reductions

Affiliated issuers:
Anhui Conch Cement                                                                    39,937,000          260,000               -
BYD                                                                                   13,299,000                -         867,000
Cummins India                                                                         10,446,937                -               -
Ivanhoe Mines                                                                         17,189,000                -               -
LG Cable                                                                               1,629,160                -               -
Mvelaphanda Resources                                                                  9,142,000        1,999,377               -
S P Setia Berhad                                                                      34,837,100                -               -
Tele Norte Celular Participacoes                                                   9,215,384,539                -               -
Tong Ren Tang Technologies                                                             5,529,900                -               -
Tong Yang Industry                                                                    21,298,340          634,903               -
Wumart Stores                                                                          6,460,000          275,000               -

Affiliated private equity funds/private placements:
Baring Vostok Private Equity Fund                                                     13,087,057                -               -
Capital International Global Emerging Markets Private Equity Fund                         56,000                -               -
Hidroneuquen                                                                          28,022,311                -               -
New Asia East Investment Fund                                                          4,089,609                -               -
New Europe East Investment Fund                                                              436                -               -
New GP Capital Partners                                                                   27,000                -               -
Pan Asia Special Opportunities Fund                                                      600,000                -               -
Seres Capital                                                                                 10                -               -
South African Private Equity Fund III, LP                                                 29,008                -               -
Vietnam Enterprise Investments                                                         7,888,071                -               -

Unaffiliated issuers:(1)
Advanced Semiconductor Engineering                                                   195,145,191       10,374,773      56,337,000
Embotelladora Andina                                                                   6,429,023                -       2,479,950
Housing Development Finance                                                           16,637,984                -       4,636,940
Hyundai Development                                                                    4,443,274                -       3,162,900
LG Engineering & Construction                                                          2,589,070                -       1,261,510
Shanghai Forte Land                                                                   55,154,000                -      55,154,000
UMW Holdings                                                                          25,827,796                -       7,046,200




                                                                                                         Dividend
                                                                                                     and interest
                                                                                          Ending           income           Value
Issuer                                                                                    shares            (000)           (000)

Affiliated issuers:
Anhui Conch Cement                                                                    40,197,000            $   -         $43,700
BYD                                                                                   12,432,000                -          32,949
Cummins India                                                                         10,446,937              454          29,603
Ivanhoe Mines                                                                         17,189,000                -         123,904
LG Cable                                                                               1,629,160            1,306          33,918
Mvelaphanda Resources                                                                 11,141,377                -          28,746
S P Setia Berhad                                                                      34,837,100              396          39,604
Tele Norte Celular Participacoes                                                   9,215,384,539                -           6,366
Tong Ren Tang Technologies                                                             5,529,900                -          12,130
Tong Yang Industry                                                                    21,933,243              896          33,791
Wumart Stores                                                                          6,735,000                -          10,831

Affiliated private equity funds/private placements:
Baring Vostok Private Equity Fund                                                     13,087,057               96          16,649
Capital International Global Emerging Markets Private Equity Fund                         56,000              130          31,025
Hidroneuquen                                                                          28,022,311                -             875
New Asia East Investment Fund                                                          4,089,609                3           7,346
New Europe East Investment Fund                                                              436                -          16,885
New GP Capital Partners                                                                   27,000                -           7,650
Pan Asia Special Opportunities Fund                                                      600,000                -           5,303
Seres Capital                                                                                 10               58              87
South African Private Equity Fund III, LP                                                 29,008              386          43,522
Vietnam Enterprise Investments                                                         7,888,071                -           9,939

Unaffiliated issuers:(1)
Advanced Semiconductor Engineering                                                   149,182,964                -               -
Embotelladora Andina                                                                   3,949,073              348               -
Housing Development Finance                                                           12,001,044            4,920               -
Hyundai Development                                                                    1,280,374              718               -
LG Engineering & Construction                                                          1,327,560            1,383               -
Shanghai Forte Land                                                                            -               85               -
UMW Holdings                                                                          18,781,596              925               -
                                                                                                          $12,104        $534,823

(1) Affiliated during the period but no longer affiliated at December 31, 2004.



FINANCIAL HIGHLIGHTS

                                                        Six months                          Year ended June 30(1)
                                                             ended
                                          December 31, 2004(1),(2)          2004        2003         2002         2001       2000
Net asset value, beginning of
 period                                                     $59.35        $47.41      $44.80       $48.21       $68.69     $55.53

 Income from investment
  operations:
  Net investment income                                        .67           .96         .92          .35          .68        .58
  Net realized and unrealized
   gain (loss) on investments                                13.66         12.24        2.21        (3.07)      (20.80)     13.56

   Total income(loss) from
    investment operations                                    14.33         13.20        3.13        (2.72)      (20.12)     14.14


 Less distributions:
   Dividends from
   net investment income                                     (1.06)        (1.26)       (.52)        (.69)        (.36)      (.98)

Net asset value, end of period                              $72.62        $59.35      $47.41       $44.80       $48.21     $68.69

Total return                                                 24.27%(3)     27.89%       7.14%        (5.64)%     (29.31)%   25.63%

Ratios/supplemental data:
 Net assets, end of period
  (in millions)                                            $16,080       $15,758     $16,154      $16,258      $17,634    $22,639
 Ratio of expenses to average
  net assets                                                  0.70%(4)       .70%        .70%         .70%         .68%       .71%
 Ratio of net income to average
  net assets                                                  2.06%(4)      1.64%       2.14%        1.27%        1.25%      1.11%
 Portfolio turnover rate                                     13.28%(3)     35.36%      33.70%       26.22%       26.10%     35.86%

(1) Starting with the year ended June 30, 2004, the per-share data is based on average shares outstanding.
(2) Unaudited.
(3) Based on operations for the period shown and, accordingly, not representative of a full year's operations.
(4) Annualized.

See Notes to Financial Statements


EXPENSE EXAMPLE

As a shareholder of the fund, you incur ongoing costs, including investment advisory services fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 through December 31, 2004).

ACTUAL EXPENSES:
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

                                                          Beginning account      Ending account      Expenses paid      Annualized
                                                             value 7/1/2004    value 12/31/2004   during period(1)   expense ratio

 Actual return                                              $      1,000.00           $1,242.75             $3.96             .70%
 Hypothetical 5% return before expenses                            1,000.00            1,021.68              3.57             .70

(1) Expenses are equal to the fund's annualized expense ratio of .70%, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 365 (to reflect the one-half year period).




BOARD OF DIRECTORS AND DIRECTOR EMERITUS

"NON-INTERESTED" DIRECTORS

                                             YEAR FIRST
                                                ELECTED
                                             A DIRECTOR
NAME AND AGE                             OF THE FUND(1)       PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

Collette D. Chilton, 47                         1999          President and Chief Investment Officer, Lucent Asset Management Corp.

Khalil Foulathi, 53                             1996          Executive Director, Abu Dhabi Investment Authority

Beverly L. Hamilton, 58                         1991          Retired President, ARCO Investment Management Company

David F. Holstein, 49                           2001          Managing Director, Global Equities, General Motors Investment
                                                              Management Corporation

Raymond Kanner, 51                              1997          Director, Global Equity Investments, IBM Retirement Funds

Helmut Mader, 62                                1986          Former Director, Deutsche Bank AG

William B. Robinson, 66                         1986          Director, Deutsche Asset Management Australia Limited

Gerrit Russelman, 59                            2001          Adviser to the Managing Director, Investments, Pensioenfonds PGGM

Aje K. Saigal, 48                               2000          Director, Investment Policy and Strategy, Government of Singapore
                                                              Investment Corporation Pte. Limited


"NON-INTERESTED" DIRECTORS

                                             NUMBER OF
                                            PORTFOLIOS
                                               IN FUND
                                            COMPLEX(2)
                                           OVERSEEN BY
NAME AND AGE                                  DIRECTOR        OTHER DIRECTORSHIPS(3) HELD BY DIRECTOR

Collette D. Chilton, 47                           1           None

Khalil Foulathi, 53                               1           None

Beverly L. Hamilton, 58                           1           Oppenheimer Funds

David F. Holstein, 49                             1           None

Raymond Kanner, 51                                1           None

Helmut Mader, 62                                  1           None

William B. Robinson, 66                           1           None

Gerrit Russelman, 59                              1           None

Aje K. Saigal, 48                                 1           None


"INTERESTED" DIRECTORS(4)

                                           YEAR FIRST
                                            ELECTED A
                                          DIRECTOR OR         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND
NAME, AGE AND                              OFFICER OF         POSITIONS HELD WITH AFFILIATED ENTITIES OR THE PRINCIPAL
POSITION WITH FUND                        THE FUND(1)         UNDERWRITER OF THE FUND

Robert Ronus, 62                                2003          Senior Vice President, Capital International, Inc.;
Chairman of the Board                                         Director, Capital Group International, Inc.;(5) Vice Chairman of the
                                                              Board, Capital Guardian Trust Company;(5) Senior Vice President,
                                                              Capital International Limited;(5) Director, The Capital Group
                                                              Companies, Inc.(6)

David I. Fisher, 65                             1986          Vice Chairman of the Board, Capital International,
Vice Chairman of the Board                                    Inc.; Chairman of the Board, Capital Group International, Inc.;(5)
                                                              Director, Capital Group Research, Inc.;(5) Chairman of the Board,
                                                              Capital Guardian Trust Company;(5) Vice Chairman of the Board,
                                                              Capital International Limited;(5) Director, Capital International
                                                              Research, Inc.;(5) Director, The Capital Group Companies, Inc.(6)

Shaw B. Wagener, 45                             1997          Chairman of the Board, Capital International, Inc.;
President                                                     Senior Vice President and Director, Capital Group International,
                                                              Inc.;(5) Director, Capital Guardian Trust Company;(5) Director, The
                                                              Capital Group Companies, Inc.(6)


Victor D. Kohn, 47                              1996          President and Director, Capital International, Inc.;
Executive Vice President                                      Senior Vice President, Capital International Research, Inc.(5)


"INTERESTED" DIRECTORS(4)

                                            NUMBER OF
                                           PORTFOLIOS
                                              IN FUND
                                           COMPLEX(2)
NAME, AGE AND                             OVERSEEN BY
POSITION WITH FUND                           DIRECTOR         OTHER DIRECTORSHIPS(3) HELD BY DIRECTOR

Robert Ronus, 62                                  1           None
Chairman of the Board

David I. Fisher, 65                               1           None
Vice Chairman of the Board

Shaw B. Wagener, 45                               1           None
President

Victor D. Kohn, 47                                1           None
Executive Vice President


DIRECTOR EMERITUS

Walter P. Stern
Chairman Emeritus


OTHER OFFICERS

                                           YEAR FIRST
                                           ELECTED AN         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND
NAME, AGE AND                              OFFICER OF         POSITIONS HELD WITH AFFILIATED ENTITIES OR THE PRINCIPAL
POSITION WITH FUND                        THE FUND(1)         UNDERWRITER OF THE FUND

Hartmut Giesecke, 67                            1993          Senior Vice President and Director, Capital
Senior Vice President                                         International, Inc.; Chairman of the Board, Capital International
                                                              K.K.;(5) Director, Capital Group International, Inc.;(5) Senior Vice
                                                              President, Capital International Research, Inc.(5)

Nancy J. Kyle, 54                               1996          Vice Chairman of the Board, Capital Guardian Trust
Senior Vice President                                         Company(5)

Michael A. Felix, 44                            1993          Senior Vice President and Director, Capital
Vice President and Treasurer                                  International, Inc.; Senior Vice President, Treasurer and Director,
                                                              Capital Guardian Trust Company(5)

Peter C. Kelly, 46                              1996          Senior Vice President, Senior Counsel, Secretary
Vice President                                                and Director, Capital International, Inc.; Secretary, Capital Group
                                                              International, Inc.;(5) Senior Vice President, Senior Counsel and
                                                              Director, Capital Guardian Trust Company(5)

Robert H. Neithart, 39                          2000          Executive Vice President and Research Director of
Vice President                                                Emerging Markets, and Director, Capital International
                                                              Research, Inc.;(5) Vice President, Capital Strategy Research5

Abbe G. Shapiro, 45                             1997          Vice President, Capital International, Inc.; Vice
Vice President                                                President, Capital Guardian Trust Company(5)

Lisa B. Thompson, 39                            2000          Executive Vice President and Research Director of
Vice President                                                Emerging Markets, and Director, Capital International
                                                              Research, Inc.(5)

Vincent P. Corti, 48                            1986          Vice President -- Fund Business Management
Secretary                                                     Group, Capital Research and Management Company(5)

Jeanne M. Nakagama, 47                          2000          Vice President, Capital International, Inc.; Vice
Assistant Treasurer                                           President, Capital Guardian Trust Company(5)

Lee K. Yamauchi, 42                             2000          Vice President, Capital International, Inc.; Vice
Assistant Treasurer                                           President, Capital Guardian Trust Company(5)


THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT FUND DIRECTORS. THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 11100 SANTA MONICA BOULEVARD, LOS ANGELES, CA 90025, ATTENTION: FUND SECRETARY.

CAPITAL INTERNATIONAL, INC. (CII) VOTES THE PROXIES OF SECURITIES HELD IN THE FUND ACCORDING TO CII'S PROXY VOTING POLICY AND PROCEDURES WHICH HAVE BEEN ADOPTED BY THE FUND'S BOARD OF DIRECTORS.

A COPY OF THE FUND'S SAI, PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD FOR THE 12 MONTHS ENDED JUNE 30, 2004 IS AVAILABLE FREE OF CHARGE ON THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC) WEBSITE AT WWW.SEC.GOV OR UPON REQUEST BY CALLING 800/421-0180, EXT. 96245.

Emerging Markets Growth Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the SEC website. You may also review or, for a fee, copy the forms at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800/SEC-0330.

(1) Directors and officers of the fund serve until their resignation, removal or retirement.
(2) Capital International, Inc. serves as investment adviser for Emerging Markets Growth Fund, Inc., an open-end "interval" fund, and does not act as investment adviser for other U.S. registered investment companies.
(3) This includes all directorships (other than those in Emerging Markets
    Growth Fund, Inc.) that are held by each Director as a director of a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934 or a U.S. registered investment company.
(4) "Interested persons" within the meaning of the 1940 Act, on the basis of their affiliation with the fund's investment adviser, Capital International, Inc. or affiliated entities.
(5) Company affiliated with Capital International, Inc.
(6) Parent company of Capital International, Inc.


OFFICES OF THE FUND AND OF THE
INVESTMENT ADVISER
Capital International, Inc.
11100 Santa Monica Boulevard, 15th Floor
Los Angeles, CA 90025-3302

135 South State College Boulevard
Brea, CA 92821-5823

CUSTODIAN OF ASSETS
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

COUNSEL
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006-2401

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

This report is for the information of shareholders of Emerging Markets Growth Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund.

Lit. No. MFGESR-915-0205P(NLS)

Litho in USA  TAG/WS/9099-S2229

(C) 2005 Emerging Markets Growth Fund, Inc.




ITEM 2 - Code of Ethics

This Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by dialing 800/421-0180, extension 96245 or by writing to the Secretary of the Registrant, 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, California 90025-3302.


ITEM 3 - Audit Committee Financial Expert

Not applicable for filing of Semiannual Reports to Shareholders.


ITEM 4 - Principal Accountant Fees and Services

Not applicable for filing of Semiannual Reports to Shareholders.


ITEM 5 - Audit Committee of Listed Registrants

Not applicable.


ITEM 6 - Reserved


ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.


ITEM 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.


ITEM 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a Committee on Directors (formerly the Nominating Committee) comprised solely of persons who are not considered "interested persons" of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The Committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Committee of the Registrant, c/o the Registrant's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee.

ITEM 11 - Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant's disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b) There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.


ITEM 12 - Exhibits

(a) The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EMERGING MARKETS GROWTH FUND, INC.


By /s/ Shaw B. Wagener
----------------------------------------------------------
Shaw B. Wagener, President and PEO

Date: March 10, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.



By /s/ Shaw B. Wagener
--------------------------------------------------------
      Shaw B. Wagener, President and PEO

Date: March 10, 2005



By /s/ Michael A. Felix
-----------------------------------------------------------
      Michael A. Felix, Treasurer and PFO

Date: March 10, 2005